PROMISSORY NOTE AND PLEDGE AGREEMENT

$500,000     March  1,  2004

     Network Installation Corp., a Nevada corporation ("Maker") for value received hereby promises to pay to the order of Steven Pearson (together with her successors and assigns, referred to herein as "Holder"), the sum of five hundred thousand dollars ($500,000) (the "Principal Amount"), and interest thereon in accordance with the terms and conditions of this Promissory Note and Pledge Agreement (this "Note"). This Note is the Note described in, and evidences indebtedness of the Maker in the amount of the cash portion of the purchase price for 100% ownership in Del Mar Systems International, Inc., a California corporation ("Company") purchased from Holder under, that certain Stock Purchase Agreement made as of March 1, 2004, between Maker and Holder (the "Stock Purchase Agreement").

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1.     Interest
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..  This  Note  shall  bear  interest  at  the rate of eight and one-half percent
(5.0%) per annum (computed on the basis of a 360-day year of twelve 30-day months) (the "Interest Rate") on the Principal Amount.

2.     Payments,  Prepayment  and  Recourse.
       -------------------------------------
2.1     Required  Payments
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..  The  Principal  Amount  and  interest  thereon  shall  be payable in 12 equal monthly installments in the amount of forty two-thousand eight hundred and four dollars ($42,804) each, with the first such payment due on March 1, 2004, and subsequent payments due no later than the 5th day of each month thereafter. All payments under this Note shall be credited first to accrued interest and the balance to principal, with interest ceasing on the amount so credited to principal. Any unpaid balance of the Principal Amount and accrued interest thereon shall be due and payable in full on the Due Date (as defined below).
2.2     Due  Date
        ---------
.. For purposes hereof, the "Due Date" is the earlier of (a) February 1, 2005; or
(b) the date declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below).
2.3     Prepayment
        ----------
(a) The Principal Amount and any interest accrued thereon may be prepaid by Maker in full or in part at any time and from time to time without premium or penalty, provided that all payments made hereunder are first to be applied to any accrued and unpaid interest outstanding on the date of such payment.
(b) In addition, if Maker sells or transfers any of his shares (the "Shares") in the Company or any interest therein, other than transfers for the benefit of family members for estate planning purposes, Maker shall prepay a percentage of the Principal Amount equal to the percentage of the Shares sold or transferred, together with all interest accrued thereon (with all accrued unpaid interest deemed to have accrued first on the portion of the Principal Amount being prepaid pursuant to this Section 2.3(b)).
2.4     Recourse.  Maker's  obligations  under  this  Note  are  secured  by the
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Pledged Shares as provided below.  Notwithstanding the foregoing, this Note is a full recourse obligation, and Maker shall be liable for all principal and interest due hereunder.

3.     Events  of  Default
       -------------------
.. If any of the following events shall occur (herein individually referred to as an "Event of Default"), Holder may declare the entire Principal Amount and unpaid accrued interest thereon immediately due and payable, by notice in writing to Maker:
(a) Failure by Maker to make any payment hereunder when due and payable if such default is not cured by Maker within ten (10) days after Holder has given Maker written notice of such default; or
(b) Maker's breach of or default under any term, covenant, agreement, condition, provision, representation or warranty contained in the Stock Purchase Agreement or this Note; or
(c)     Maker's  insolvency;  or
(d) The institution by Maker of proceedings to be adjudicated as bankrupt or insolvent, or the consent by Maker to the institution of bankruptcy or insolvency proceedings against Maker or the filing by Maker of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other similar federal or state law, or the consent by Maker to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Maker, or of any substantial part of Maker's property, or the making by Maker of an assignment for the benefit of creditors, or the taking of action by Maker in furtherance of any such action; or
(e) If, within sixty (60) days after the commencement of an action against Maker (and service of process in connection therewith on Maker) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Maker or all orders or proceedings thereunder affecting the operations or the business of Maker stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of Maker of any trustee, receiver or liquidator of Maker or of all or any substantial part of the properties of Maker, such appointment shall not have been vacated.

4.     Pledge
       ------
.. Maker hereby assigns and pledges to Holder, and grants to Holder a security interest in, the Pledged Shares. For purposes hereof, the "Pledged Shares" are all of the shares of Common Stock of the Company owned by Maker, including, but not limited to, all of the Shares; all certificates or other instruments representing any such Shares or interests therein; all dividends, cash, options, warrants, rights, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of such shares, and all proceeds and products of the foregoing.
Notwithstanding the foregoing, however, Shares shall be released from the pledge, and shall no longer constitute Pledged Shares, as prepayments of the Principal Amount are made, with the percentage of the Shares released from the pledge at any time being equal to the percentage of the Principal Amount prepaid.

5.     Security  for  Obligations
       --------------------------
.. The Pledged Shares are collateral security for the prompt payment or performance in full when due (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the
Bankruptcy  Code,  11  U.S.C.    362(a))  of  all obligations of every nature of
Maker now or hereafter existing to Holder or its assignees, transferees and successors under the Stock Purchase Agreement and this Note, and all amendments, extensions or renewals thereof or hereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Maker, would accrue on such obligations), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Holder as a preference, fraudulent transfer or otherwise (all such obligations being the "Secured Obligations").

6.     Further  Assurances.
       -------------------
6.1     Stock  Power.  All  certificates  or  instruments evidencing the Pledged
        ------------
Shares are hereby delivered to and held by Holder in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Holder. Maker hereby authorizes Holder to affix, by facsimile signature or otherwise, the general or special endorsement of Maker, in such manner as Holder shall deem advisable, to any Pledged Shares in the event the same has been obtained by Holder without appropriate endorsement. In addition, Holder shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.
6.2 Share Exchange. If the Pledged Shares are hereafter changed into or exchanged for a different number or kind of shares or securities of Holder or any other corporation through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, or otherwise, such shares or securities shall be delivered to Holder, together with duly executed stock powers in blank, to be held subject to all the terms and conditions of this Note, in addition to or in substitution of the shares delivered pursuant to Section 6.1 above, and the term "Pledged Shares" shall be deemed to refer to such shares or securities.
6.3 Representations and Warranties. Maker represents and warrants to Holder as follows:
(i) This Note creates a valid and, upon delivery of the certificates evidencing the Pledged Shares as set forth herein, perfected first priority security interest in all of the Pledged Shares.
(ii) Maker is the legal and beneficial owner of all Pledged Shares, and the Pledged Shares are not, and shall not, be subject to any lien or encumbrance except as created hereby.
(iii) Maker has delivered or is delivering herewith to Holder, all certificates or instruments evidencing the Pledged Shares, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Holder.
(iv) The representations and warranties of Maker set forth in the Stock Purchase Agreement are true, correct and complete. The representations and warranties of Maker set forth in the Stock Purchase Agreement are incorporated herein and made a part hereof such that they constitute representations and warranties made by Maker to Holder herein as though set forth herein in their entirety.

7.     Covenants  of  Maker
       --------------------
..  Maker  shall:
(a) neither sell, license, lease, assign, transfer nor otherwise dispose of any of the Pledged Shares or any interest therein (whether by asset or stock sale, by operation of law, or otherwise) other than (i) transfers for the benefit of family members for estate planning purposes, and (ii) sales, a sufficient portion of the proceeds of which are irrevocably directed to prepayment pursuant to Section 2.3(b); and
(b) abide by the covenants of Maker set forth in the Stock Purchase Agreement, which are incorporated herein and made a part hereof such that they constitute covenants made by Maker to Holder herein as though set forth herein in their entirety.

8.     Security  Interest
       ------------------
.. This Note shall create a continuing security interest in the Pledged Shares and shall remain in full force and effect until the final payment in full of the Secured Obligations. Upon the occurrence of any Event of Default, Holder may exercise in respect of the Pledged Shares all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of California. Holder may, but is not required to, pursue recourse or remedies against the Pledged Shares as provided herein and/or under applicable law, and Holder's pursuit or exhaustion of recourse or remedies against the Pledged Shares shall not be a condition to or otherwise affect any obligation or liability of Maker. Upon the final payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Shares shall revert to Maker.

9.     Miscellaneous.
       -------------
(a)     Assignment.  Maker  may  not  transfer this Note or assign its rights or
        ----------
obligations hereunder without the express written consent of Holder.  Subject to the foregoing, the rights and obligations of the Maker and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(b)     Waiver.  Diligence,  presentment, protest, demand, dishonor, nonpayment,
        ------
and notice of every kind are waived by all makers, sureties, guarantors, and endorsers of this Note to the fullest extent permitted by applicable law. To the fullest extent permitted by law, the defense of the statute of limitations is waived by Maker.
(c)     Remedies.  No  delay or omission on the part of Holder in exercising any
        --------
right or remedy under this Note or under any other agreement securing this Note, or applicable law will operate as a waiver of such right or remedy or of any other right or remedy. No single or partial exercise of any power under this Note or under any other agreement securing this Note or applicable law will preclude other or further exercise thereof or the exercise of any other power. Holder will at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as Holder may determine in Holder's sole discretion, without waiving any rights with respect to any other security. The release of any party liable under this Note will not operate  to  release  any  other  party  liable  under  this  Note.
(d)     Amendment.  No provision of this Note may be amended, waived or modified
        ---------
except by written agreement of Maker and Holder, except that Maker and any sureties or guarantors of this Note consent to all extensions without notice for any period or periods of time and to the acceptance of partial payments before or after maturity, and to the acceptance, release, and substitution of security, all without prejudice to Holder. Holder will have the right to deal in any way, at any time, with Maker, or with any surety or guarantor hereof, without notice to any other party, and to grant any such party any extensions of time for payment of any of the indebtedness hereunder, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the liability of any such party.
(e)     Usury.  All agreements between Maker and Holder are expressly limited so
        -----
that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, will the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision of this Note or any other agreement or guaranty securing this Note, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then the obligation to be fulfilled will be reduced to the limit of such validity. Furthermore, if, from any circumstances whatsoever, Holder ever receives as interest an amount which would exceed the highest lawful rate, the amount which would be excessive interest will be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision controls every other provision of all agreements between Maker and Holder.
(f)     Severability.  If  any  term  or provision of this Note is held invalid,
        ------------
illegal, or unenforceable, the validity of all other terms and provisions hereof will in no way be affected thereby.
(g)     Governing  Law.  This  Note  shall  be  governed  by  and  construed  in
        --------------
accordance with the laws of the State of California, excluding that body of law relating to conflicts of law. Any legal action or proceeding arising out of or in connection with this Note must be brought exclusively in the courts of the State of California or the federal courts of the United States of America sitting in Orange County, California. Maker hereby irrevocably submits to the jurisdiction of each such court, and agrees that any summons, pleading, judgment, memorandum of law, or other paper relevant to any such action or proceeding, including without limitation, service of process sufficient for personal jurisdiction in any action against Maker, will be sufficiently served if delivered to Maker by certified or registered mail (with return receipt) at his or her address of record listed with Holder. Nothing in the preceding sentence will affect the right of any party to proceed in any jurisdiction for the enforcement or execution of any judgment, decree or order made by a court specified in said sentence.
(h)     Attorney's  Fees  and  Costs.  In  the  event of any judicial proceeding
        ----------------------------
arising as a result of any dispute related to the subject matter hereof, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees and costs of the prevailing party incurred in connection therewith.
(i)     Other  Obligations.  Performance  under this Note is not intended and is
        ------------------
not to be construed as an accord and satisfaction or other release or discharge of any obligations or indebtedness of Maker to Holder not otherwise evidenced specifically.
(j)     Heading;  References.  All headings used herein are used for convenience
        --------------------
only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.
     IN WITNESS WHEREOF, Maker has caused this Note to be executed and issued on March 1, 2004.

             /s/ Michael Cummings
     Name:   Michael  Cummings,  President  &  CEO
             Network  Installation  Corp.